Exhibit 10.2

CANCELLATION AGREEMENT

THIS CANCELLATION AGREEMENT (this “Agreement”), is entered into effective as of February 6 , 2024 (the “Effective Date”), by and among:

(1)	Guardforce AI Co., Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands with its registration address at Cricket Square, Hutchins Drive, P.O. Box 2681, Grand Cayman KY1-1111, Cayman Islands (“Party A”);

(2)	[ ],

(3)	[ ]; and

(4)	[ ] ([ ], [ ] and [ ] are collectively referred to as “Party B”).

In this Agreement, each party shall be individually referred to as a “Party” and collectively as the “Parties”.

RECITALS

A.	As at the date hereof, [ ], [ ] and [ ], are the legal and beneficial owners of 504 ordinary shares of Party A, 504 ordinary shares of Party A and 83 ordinary shares of Party A (the “Cancellation Shares”), respectively.

B.	The Parties have agreed that the Cancellation Shares shall be surrendered by Party B and cancelled by Party A on the terms and subject to the conditions of this Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned do hereby agree as follows:

1. Each of [    ], [    ] and [    ] hereby unconditionally and irrevocably agrees to surrender the Cancellation Shares registered in their respective name to Party A free and clear of all claims, charges, liens, options, security interests, mortgages, encumbrances and restrictions of every kind and nature.

2. Each of [    ], [    ] and [    ] hereby unconditionally and irrevocably agrees to (i) deliver to Party A any physical share certificates issued in their name in respect of the Cancellation Shares and (b) to execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation as may be reasonably requested by Party A in order to effectively transfer, convey and assign title to the Cancellation Shares to Party A.

3. This Agreement is a binding agreement and constitutes the entire agreement between the Parties with respect to the subject matter hereof.

4. This Agreement is binding upon and inures to the benefit of the successors and assigns of the Parties hereto.

5. This Agreement is governed by and shall be construed in accordance with the laws of the Cayman Islands and all disputes arising from or in connection with this Agreement shall be irrevocably submitted to the non-exclusive jurisdiction of courts in the Cayman Islands for resolution.

6. This Agreement may be executed in identical counterparts. Each counterpart hereof shall be deemed to be an original instrument, but all counterparts hereof taken together shall constitute a single document. Facsimile, emailed PDFs and electronic signatures shall be deemed originals.

7. The Parties hereto agree to use their reasonable best efforts to cooperate with one another to discharge their respective obligations under this Agreement and to satisfy the intents and purposes of this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date set forth on the first page.

Executed as a Deed by	)
Guardforce AI Co., Limited	)
a company incorporated under the laws	)
of the Cayman Islands acting by:	)
Lei Wang, in the presence of:	)
)
)
Witness Signature

SIGNED, SEALED and DELIVERED by	)

[ ]	)

in the presence of:

Witness Signature

SIGNED, SEALED and DELIVERED by	)

[ ]	)

in the presence of:

Witness Signature

SIGNED, SEALED and DELIVERED by	)

[ ]	)

in the presence of:

Witness Signature